   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 26, 1996
                                                      REGISTRATION NO. 333-16571
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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 1
                                       TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                        CONSERVER CORPORATION OF AMERICA
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                            0723                           65-0675901
 (STATE OR OTHER JURISDICTION OF     (PRIMARY STANDARD INDUSTRIAL            (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)     CLASSIFICATION CODE NUMBER)          IDENTIFICATION NUMBER)

                          2655 LEJEUNE ROAD, SUITE 535
                          CORAL GABLES, FLORIDA 33134
                                 (305) 444-3888
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                          CHARLES H. STEIN, PRESIDENT
                          2655 LEJEUNE ROAD, SUITE 535
                          CORAL GABLES, FLORIDA 33134
                                 (305) 444-3888
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------
                                   COPIES TO:

                 IRA ROXLAND, ESQ.                              LAWRENCE B. FISHER, ESQ.
            PARKER DURYEE ROSOFF & HAFT                    ORRICK, HERRINGTON & SUTCLIFFE LLP
                 529 FIFTH AVENUE                                   666 FIFTH AVENUE
             NEW YORK, NEW YORK 10017                           NEW YORK, NEW YORK 10103
                  (212) 599-0500                                     (212) 506-5000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If this Form is filed to register additional securities for an Offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same Offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same Offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. [X]
                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
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
                                  SIGNATURES

        Pursuant to the requirements of the Securities Act, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 21st day of November, 1996.

                                        CONSERVER CORPORATION OF AMERICA


                                        By: /s/ Charles H. Stein
                                            --------------------
                                            Charles H. Stein
                                            President

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Charles H. Stein, Miles R. Greenberg and Gerald M. Breslauer, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act, this Registration Statement was signed by the following persons in the capacities and on the dates stated:


         Signature                Title                         Date
         ---------                -----                         ----
  /s/ Charles H. Stein     Chairman of the Board,          November 21, 1996
------------------------   President, Director
      Charles H. Stein     (Principal Executive Officer)

  /s/ Bruce Denis Allet    Director                        November 21, 1996
------------------------
      Bruce Denis Allet

   /s/ Brian J. Bryce      Director                        November 21, 1996
------------------------
       Brian J. Bryce

     /s/ Jay M. Haft       Director                        November 21, 1996
------------------------
         Jay M. Haft

 /s/ Michael Jay Scharf    Director                        November 21, 1996
------------------------
     Michael Jay Scharf

  /s/ James V. Stanton     Director                        November 21, 1996
-------------------------
      James V. Stanton

 /s/ Miles R. Greenberg    Chief Financial Officer         November 21, 1996
------------------------   (Principal Accounting Officer)
     Miles R. Greenberg

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 25th day of November, 1996.

                                          CONSERVER CORPORATION OF AMERICA

                                          By: /S/ GERALD M. BRESLAUER

                                            ------------------------------------
                                            Gerald M. Breslauer
                                            Vice President-Administration

     Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement was signed by the following persons in the capacities and on the dates stated:

                SIGNATURE                              TITLE                       DATE
------------------------------------------  ----------------------------    ------------------
                  /s/  *                    Chairman of the Board,          November 25, 1996
------------------------------------------  President, Director
             Charles H. Stein               (Principal Executive
                                            Officer)
                  /s/  *                    Director                        November 25, 1996
------------------------------------------
            Bruce Denis Allet
                  /s/  *                    Director                        November 25, 1996
------------------------------------------
              Brian J. Bryce
                  /s/  *                    Director                        November 25, 1996
------------------------------------------
               Jay M. Haft
                  /s/  *                    Director                        November 25, 1996
------------------------------------------
            Michael Jay Scharf
                  /s/  *                    Director                        November 25, 1996
------------------------------------------
             James V. Stanton
                  /s/  *                    Chief Financial Officer         November 25, 1996
------------------------------------------  (Principal Accounting
            Miles R. Greenberg              Officer)

------------------------

     * Gerald M. Breslauer, pursuant to Powers of Attorney (executed by each of the officers and directors listed above and indicated as signing above, and filed with the Securities and Exchange Commission) by signing his name hereto does hereby sign and execute this Amendment to the Registration Statement on behalf of the persons referenced above.

                                          /s/  GERALD M. BRESLAUER
                                          Gerald M. Breslauer

November 25, 1996